                                                                  Exhibit 10.18

                     AMENDMENT TO GENOVESE DRUG STORES, INC.
                       NONQUALIFIED STOCK OPTION AGREEMENT

                  Genovese Drug Stores, Inc. (the "Company"), and
________________ (the "Optionee") hereby adopt the following amendment to the nonqualified stock option agreement dated June 6, 1997 entered into by the parties effective as of March 10, 1998 (the "Option Agreement").

                  1. Section I(a) of the Option Agreement is hereby amended in its entirety to read as follows:

                           "(a) Until terminated as hereinafter provided, the
                  Option shall be fully exercisable."

                  2. Sections I(b) and (c) of the Option Agreement are hereby deleted in their entirety, and Section I(d) of the Option Agreement is hereby redesignated as Section I(b).

                  3. The foregoing amendments to the Option Agreement shall be effective as of March 10, 1998.

                  IN WITNESS WHEREOF, the Company and the Optionee have caused this amendment to be executed on this 13th day of March, 1998.

                                                     GENOVESE DRUG STORES, INC.

                                                     By:
-------------------------------                         ------------------------
         Optionee                                        Leonard Genovese
                                                         President